UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2023

 EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34742	26-2828128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Express Drive Columbus, Ohio	43230
(Address of principal executive offices)	(Zip Code)
(614) 474-4001
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	EXPR	The New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 23, 2023, in connection with a periodic review of the bylaws of Express, Inc. (the “Company”), the Board of Directors (the “Board”) of the Company adopted amended and restated bylaws (as amended, the “Amended and Restated Bylaws”), effective immediately. Among other things, the amendments effected by the Amended and Restated Bylaws:
•Modify the provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case to reflect recent amendments to the Delaware General Corporation Law;
•Enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submission of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) made in connection with annual or special meetings of stockholders, including to, without limitation:
◦Address matters relating to Rule 14a-19 under the Exchange Act (e.g., providing the Company a remedy if a stockholder fails to satisfy the requirements of the rule, requiring stockholders intending to use the rule to notify the Company of any change in such intent within two business days and to provide reasonable evidence of the satisfaction of the requirements under the rule at least five business days before the applicable meeting); and
◦Require additional disclosures from nominating or proposing stockholders, proposed nominees and other persons associated with nominating or proposing stockholders;
•Require that a stockholder soliciting proxies from other stockholders use a proxy card color other than white, which shall be reserved for the exclusive use by the Board; and
•Make various other updates, including ministerial and conforming changes.
The foregoing summary of the amendments effected by the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of Express, Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS, INC.
Date: January 24, 2023	/s/ Laurel Krueger
Laurel Krueger
Chief Legal Officer and Secretary